UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2004

SOUTHWEST BANCORPORATION OF TEXAS, INC.

(Exact name of registrant as specified in charter)

Texas (State of Incorporation)	000-22007 (Commission File No.)	76-0519693 (I.R.S. Employer Identification No.)

4400 POST OAK PARKWAY HOUSTON, TEXAS (Address of Principal Executive Offices)		77027 (Zip Code)

(713 235-8800
(Registrant’s Telephone Number, Including Area Code)

Item 7 (c). Exhibits.

     Exhibit 99.1           Presentation given July 27, 2004.

Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition.

     On July 27, 2004, the Company presented information regarding the second quarter operational results to investors at the Keefe, Bruyette & Woods Honor Roll and Fifth Annual Community Conference. A presentation given at this conference is filed as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit. This information is being furnished pursuant to Item 9 and pursuant to Item 12 of Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST BANCORPORATION OF TEXAS, INC.
Dated: July 27, 2004	By:	/s/ LAURENCE L. LEHMAN III
Laurence L. Lehman III
Controller

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INDEX TO EXHIBITS

Exhibit	Description
99.1	Presentation given July 27, 2004.